EXHIBIT 4.1
                                                  ------------
                        [Front of Certificate]

  COMMON STOCK                                    COMMON STOCK
     Number                                       Shares
CI________                        [logo]           __________
                                  CADIZ

INCORPORATED UNDER THE LAWS                    SEE REVERSE FOR
OF THE STATE OF DELAWARE                       CERTAIN DEFINITIONS
                                               CUSIP 127537 10 8

THIS CERTIFIES THAT



is the record holder of

 FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF
                               Cadiz Inc.
transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate properly endorsed. This Certificate shall not be valid unless countersigned and registered by the Transfer Agent and Registrar.
    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                              [SEAL]
                             CADIZ INC.
                             CORPORATE
                               SEAL
                               1992
                             DELAWARE
/s/ Stanley E. Speer                                   /s/ Keith Brackpool
    -----------------                                      ----------------
SECRETARY                                                  PRESIDENT

[Vertical along right margin:]
COUNTERSIGNED AND REGISTERED:
    CONTINENTAL STOCK TRANSFER & TRUST COMPANY
            (Jersey City, NJ)
                  TRANSFER AGENT AND REGISTRAR
BY

                      AUTHORIZED OFFICER

                         [Reverse of Certificate]

   The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM--as tenants in common       UNIF GIFT MIN ACT-- ____Custodian_____
  TEN ENT--as tenants by the entireties                 (Cust)        (Minor)
  JT TEN --as joint tenants with right         under Uniform Gifts to Minors
           of survivorship and not             Act____________
           as tenants in common                     (State)

   Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ____________________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________

_____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________

____________________________________________________________________________

______________________________________________________________________Shares

of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

DATED ______________________________

                                 X_________________________________________

                                 X_________________________________________
                                    NOTICE:  THE SIGNATURE(S) TO THIS
                                    ASSIGNMENT MUST CORRESPOND WITH THE
                                    NAME(s) AS WRITTEN UPON THE FACE OF THE
                                    CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                    ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                    WHATEVER.

Signature(s) Guaranteed

By________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.